                                                                   EXHIBIT 10.39
                                             (Translated from German to English)

                                                                        Original
                                                                        --------


                        FRAMEWORK DISTRIBUTOR CONTRACT


Between             Dorint Aktiengesellschaft
                    Kaldenkirchener Strasse 2
                    41063 Monchengladbach

for the             Dorint Hotels listed in the appendix to this contract

                    hereinafter referred to as "Hotel"

and                 Prodac GmbH
                    Max-Planck-Str. 38
                    50858 Cologne

                    hereinafter referred to as "Prodac"


                               (S) 1 BASIC ITEMS

This framework contract shall govern the collaboration of the contracting parties in connection with Prodac's equipping Dorint Hotels with trend-setting audio-visual information, entertainment and communications technology.

Prodac hereby guarantees the highest quality standard with regard to the equipment features and the implementation of the outfitting.

Prodac shall install a hotel video communications system for four paid channels in the Hotel at no charge.

For this purpose, a device shall be installed in each TV set, by means of which the hotel guests can choose between the free general television programs which are offered and the pay programs and can also use the in-house information and communications system.

In addition, Prodac shall provide the Hotel with the following:

* remote controls suitable for hotels, with individual buttons for TV, Pay-TV, information, radio, check-out/message, etc.
*    four central radio channels for radio reception through the televisions
* check-out/message system with personal welcome, View Bill, message, Express Checkout
* multi-lingual info menus for targeted and rapid access (via the television remote control) to the function desired by the guest (for example, View Bill local flight information,


     --------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     stock exchange), including software for the generation of hotel infotext pages
* CD1 player with up to 30 pictures with text and music--excellent pictorial information for the guests concerning the advantages of Dorint and a sales-promoting medium for the Hotels (initial creation at no cost to the Hotel in the case of use of the "Hotel Text" system)
* video text of television programs and a comprehensive information opportunity for the guests (for example, news, health service, weather, road conditions)
*    long-distance data transmission modem for monitoring the overall system.

The Hotel shall provide a place for the lockable video center, which shall be capable of being locked, if possible, and shall be dust-free and cool, in order that long-term disruption-free operation can be guaranteed. In addition, a 220-volt connection and an antenna connection socket is necessary in this room and must be provided at the site.

The feeding of paid programs into the existing antenna system shall be performed by Prodac. A prerequisite to the operation of the Prodac system is an impeccably functioning community antenna system in accordance with the prevailing postal provisions and, in particular, an impeccable high-frequency line network in all rooms. Prodac shall notify the Hotel and Dorint headquarters of any necessary repairs or modifications to the antenna system following the technical hotel check which shall be conducted by Prodac at no charge.

The following shall apply with regard to the assumption of "antenna" costs:

a)   for existing buildings;
     in the case of an otherwise impeccable antenna, Prodac shall bear the costs of Pay-TV modification of the antenna system;

b)   for new construction;
     an early/timely coordination shall take place between the erector of the antenna equipment and Prodac. If documented additional costs arise, they shall be borne by Prodac upon prior written coordination with the principal.

In general, any costs which will be incurred by the Hotel as a result of eliminating antenna defects shall be submitted to the Hotel and Dorint headquarters for decision by Prodac.

With regard to the assumption of "Radio" costs, the following shall apply: In the case of new construction, the investor shall assume DM [***].

The Hotel hereby guarantees impeccable reception of all television programs in the rooms. It is hereby agreed that lodging opportunities, parking places, service telephones and personnel catering shall, upon consultation with the Hotel, be made available to the employees of Prodac to the extent necessary for the duration of the installation and any repair work.


                              (S) 2 VIDEO PROGRAM


     --------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Prodac shall provide the Hotel with a monthly film program. Selection shall be made by Prodac. The feature film titles shall be updated constantly and shall, as a rule, be presented in the Hotel prior to the TV broadcast thereof. The top titles shall be presented in the Hotels shortly after video license clearance. In the case of the use of HC erotic films, each Hotel shall have a right of intervention up to 4 weeks prior to the beginning of installation. Following intervention by the Hotel, Prodac shall use CV erotic films.

Prodac currently offers the following programs:

Channel 1
---------
A German-language feature film program.

Channel 2
---------
Erotic films in German/English language.

Channel 3
---------
An English-language feature film program.

Channel 4
---------
Erotic films in German/English language.

The program package shall be changed monthly. The films shall be returned monthly.

The Hotel shall charge the guest the fee of DM [***] per night of lodging (time period: 12:00 p.m. to 12:00 p.m.) for tuning in to all of the paid channels. Price adjustments shall be made in consultation with the Hotel.

The programs supplied by Prodac shall be broadcast in all rooms of the Hotel. The Hotel expressly promises that the programs shall not be broadcast beyond the Hotel property and shall not be made accessible to any receiver who is not a guest or user of the Hotel system. Specifically, the Hotel shall ensure that the Prodac programs cannot be received in areas which are connected to the Hotel antenna network but are not part of the Hotel.

In addition, the Hotel shall ensure that the videocassettes delivered to the Hotel cannot be used by third parties for non-contractual purposes. The Hotel further promises that it shall use its best efforts to protect the videocassettes against unauthorized use, as well as unauthorized utilization and/or commercial exploitation.

If Prodac proves that the Hotel has delivered videocassettes from the program supplied by Prodac to a third party which does not have a contractual relationship with Prodac or proves that a third party affiliated with the Hotel has effected such a delivery or that a film is being, or has been, used in the Hotel following the expiration of the stipulated use period, Prodac shall be entitled to demand that the Hotel pay a contractual penalty in the amount of DM [***], payable independent of fault for each ascertained case of contractual breach, or terminate the contract without notice--to the extent even possible in light of the passage of time. In the case of contract

     --------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

termination for the aforementioned or other reasons, as well as the case of expiration of the stipulated use period, the Hotel shall be obligated to return to Prodac within a period of 14 days all cassettes entrusted to the Hotel on the basis of this agreement. If the Hotel fails to comply with this obligation in a timely manner, it shall be obligated to pay Prodac a contractual penalty in the amount of DM 10.00 per cassette for each day by which the deadline is exceeded. Further compensatory damages shall be barred.


                            (S) 3 TERM/TERMINATION

This contract is concluded for a period of 7 years. The contracts with the individual hotels shall begin upon Prodac's delivery (date of the delivery protocol) of the operationally-ready system. After the contract expires, it shall be extended by consecutive one-year terms, unless it is terminated upon notice of 6 months effective on the expiration date. If new TV sets are used, the contract shall be extended by an additional 7 years starting from the time at which the new sets are used.

The Hotel may terminate the contract upon notice of 6 months, if Prodac is shown to have failed to provide the services provided or failed to provide such services in full.

In addition, the Hotel may terminate the contract upon notice of 6 months if an appropriate building, which had not yet been intended for installation pursuant to the framework contract, has later been equipped by Prodac in lieu of the terminated building.

In all other cases, termination on the basis of the investment and cost statement shall be possible in consultation with Prodac in the spirit of a partnership relationship.

In the event that the lease contract for the Hotel ends prior to the term of this contract, Prodac may demand an installation in another Dorint Hotel for the residual contract term (complete calendar years) if an appropriate Dorint Hotel is available.

If Prodac is unable to use up-to-date technology ((S) 8), Prodac hereby grants Dorint AG a right of extraordinary termination of the framework contract upon compliance with a notice period of 6 months.

Prodac and the Hotel shall be entitled to transfer their rights arising from this contract to third parties.


                                (S) 4 PROCEDURE

Prodac shall provide the Hotel with VHS program cassettes and/or encoded composite signals from cable or satellite transmission intended solely for broadcast in connection with the hotel television programs.

4.1
The programs are protected by copyright. Any use of the programs other than that intended is prohibited. The play permit shall be limited to the contractual broadcast of the programs in the Hotel. Prodac expressly promises that it holds the rights to the programs offered for contractual use and that no obligations or costs arising from potential claims of third parties may be incurred by the Hotel. Prodac hereby releases the Hotel from copyright claims of third parties. At the request of the Hotel, Prodac shall document the licensing of the rights by means of appropriate declarations of the licensor.

4.2
If necessary, Prodac shall obtain the "certificate of non-objection" required for operation of hotel video television pursuant to the resolution of German state broadcasting departments. Prodac shall also obtain the postal permit for the Prodac system.

4.3
Any fees arising in connection with the postal system or GEMA [Association for Musical Performance and Mechanical Duplication Rights] shall be paid by Prodac. (Exception: GEMA for CDI).


                           (S) 5 RETENTION OF TITLE

The Hotel shall acquire no ownership rights in the components provided by Prodac. The Hotel hereby promises to promptly report to Prodac in writing any encroachment upon Prodac's ownership right.


                               (S) 6 EXCLUSIVITY

During the term of this agreement, the Hotel shall offer no other commercial programs which are in direct competition with the Pay-TV system.


                                (S) 7 OPERATION

A permanent Pay-TV operation is necessary to finance and maintain the video communications system. The Pay-TV operation shall be commenced if Prodac's scope of supply is complete.

The firm of Prodac shall retain the right to finance the video communications system through third parties (leasing contract, investment credit, etc.). In such a case, the claims arising from operator revenues shall be assigned (financing source: see delivery protocol).

Measures which disrupt the operation of the system in whole or in part shall be reported to Prodac in writing in a timely manner (renovation work in the Hotel, for example).

The Hotel hereby promises to offer the program supplied by Prodac according to the Prodac program scheme and as set forth in (S) 2 and promises to switch the film cassettes according to the program plan. Quality defects which arise with respect to the videocassettes must be promptly reported to Prodac, in order that a replacement can be delivered. Moreover, the Hotel shall place in every room the informational material which Prodac provides with reference to the hotel television program and shall change said informational material on a monthly basis.

                               (S) 8 MAINTENANCE

Prodac hereby guarantees the use of up-to-date technology and promises to keep the software for the system up-to-date on a regular basis.

Prodac shall be responsible for the maintenance and repair of the Prodac system. The equipment shall be maintained, cleaned and/or refurbished at periodic intervals. Various activities in this connection may also be performed in the Hotel.

In this connection, the Hotel shall make it possible for the service technicians to switch and clean the equipment and shall, by agreement with the Hotel, provide the employees of Prodac with lodging opportunities, parking places, service telephones and catering at no charge for the duration of the work.

When the system is placed in operation, the Hotel shall receive instructions and an operations manual from Prodac. In the case of disruptions, it shall be necessary to proceed according thereto. In the event that it is not possible to remedy the disruption, the Hotel must contact Prodac promptly in order to eliminate the disruption; Prodac shall then ensure repairs and/or replacement. Maintenance and repair work shall be without charge to the Hotel.

Prodac shall equip all replacement TV sets in the Hotel with the fee recording unit--likewise at no charge.

In order to optimize impeccable operation, the Prodac system shall be monitored by Prodac by means of long-distance data transmission. For this purpose, the Hotel shall provide a separate telephone line or extension at no charge. Said line or extension shall be located in the same room as the video rack.


                                (S) 9 INSURANCE

The devices made available by Prodac and the films which are to be used shall be insured by Prodac.


                                (S) 10 BILLING

The Hotel shall bill the guests for tuning in to the paid programming on the basis of the record printouts from the central computer. Connections to the program shall be billed by the Hotel only once within a period of 24 hours--from 12:00 p.m. to 12:00 p.m. on the following day.

Settlement with Prodac shall begin when the system is placed in operation. As noted on the billing coupon, billing is executed in the name of and for the account of Prodac.

For up to [***] connections per room/per month, the Hotel shall receive [***]% of the Pay-TV

     ---------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

revenues (according to the computer printout) as compensation for expenses.

Starting at [***] connections per room, the Hotel shall receive [***] % of the Pay-TV revenues (according to the computer printout) as compensation for expenses.

Starting at [***] connections per room, the Hotel shall receive [***] % of the Pay-TV revenues (according to the computer printout) as compensation for expenses.

Starting at [***] connections per room, the Hotel shall receive [***] % of the Pay-TV revenues (according to the computer printout) as compensation for expenses.

For licensing reasons (Prodac is the presenter), it shall not be possible to offset the Hotel commission against the revenues.

Cancellations for which Prodac is clearly responsible may be deducted. If the Hotel incurs a bad debt on video revenues from the Hotel guest, Prodac shall acknowledge said cancellation if subsequent demands on the part of the Hotel have been unsuccessful. At the request of Prodac, the Hotel shall declare its willingness to document bad debts using records from financial bookkeeping. The cancellations must be documented for Prodac, i.e., explained in detail. All cancellations for the preceding month shall be submitted to Prodac by fax for the purpose of examination and settlement by the 5th of the following month.

Prodac transfers the current 15% VAT to the Cologne Tax Office from the gross revenues received from the guests. Prodac must receive 100% of the Pay-TV revenues by deposit-only check by the 10th of the month. A credit in the amount of the compensation for expenses shall be sent to the Hotel immediately.

It is hereby agreed that the Hotel shall retain no other sums from Pay-TV revenues or offset any other sums against Pay-TV revenues.


                           (S) 11 COMPUTER COUPLING

Prodac shall place the interface line on the Hotel computer. Any software and/or hardware modifications or expansions in the Hotel computer shall be charged to the Hotel.

The basis for the interface coupling shall be the Prodac interface protocol. In the event of a time delay resulting from interface coupling, Pay-TV operation shall remain unaffected.

In the case of Hotels which receive a new installation of Fidelio software, the Hotel shall bear the Fidelio costs. In already existing Fidelio installations, Prodac shall assume the costs of the Fidelio interface software and installation.


                            (S) 12 FINAL PROVISIONS

Unless otherwise provided under this agreement, the statutory provisions (particularly (S) 598 ff.

     --------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

BGB [German Civil Code] shall have supplemental application. In the event that a provision of this contract is legally invalid, the entire contract shall not be void. The provision in question shall be replaced by a provision which at least comes as close as possible to the desired economic effect in a legally valid manner.

To the extent permissible by law, it is hereby agreed that Cologne shall be the place of venue for any disputes arising from this agreement.

Monchengladbach, 4/20/94           Cologne, May 5, 1994

                                   Prodac GmbH
- Legally valid signature -        - Legally valid signature -
                                   /S/ Heinz Wirt
/S/ Burger    /S/Bierwirth
BURGER           BIERWIRTH             HEINZ WIRT


DORINT                             PRODAC
AKTIENGESELLSCHAFT                 PROZESSDATENTECHNIC GmbH
Kaldenkirchener Str. 2             - Electronicsysteme -
41063 Monchengladbach              Max-Planck-Str. 38 . 50858 Cologne
Company stamp                      - Company stamp-

                                                                        Appendix
                                       (to the framework contract) dated 4/20/94
                                                                   -------------

                       HOTELS TO BE EQUIPPED BY PRODAC:

EXISTING BUILDINGS
------------------

[***]

New construction                                    Planned opening
--------------------------
                                                           [***]
[***]

     --------------------------------------------------------------------
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Due to additional costs which are necessary as a result of the Prodac system but which are not approved by Dorint, the number of buildings may change.

For hotels which are run as management operations (for example, Nurburgring, Gera, etc.), the introduction of a Prodac system may be rejected in individual cases without citing grounds therefor; this, however, may be done not later than 8 weeks prior to the beginning of installation. Otherwise, the decision in favor of an installation shall rest with the owners of the management operations.

Notwithstanding the foregoing, a maximum of 2 hotels may be deleted from the list of hotels to be equipped without citing grounds therefor; however, this may be done not later than 8 weeks prior to the beginning of installation.